Exhibit 10 (i)


                          AMENDMENT AND WAIVER NO. 4


          AMENDMENT AND WAIVER NO. 4 (this "Amendment"), dated as of July 22, 1999, among Scott Technologies, Inc., a Delaware corporation ("Borrower"), the Lenders party to the Credit Agreement referred to below ("Lenders") and General Electric Capital Corporation, a New York corporation, as agent for said Lenders ("Agent"), to the Credit Agreement referred to below.

                              W I T N E S S E T H

          WHEREAS, Borrower, Agent and Lenders have entered into an Amended and Restated Credit Agreement, dated as of December 31, 1998 (as heretofore amended, the "Credit Agreement"; the terms defined in Credit Agreement being used herein as therein defined, unless otherwise defined herein);

          WHEREAS, Borrower proposes entering into that certain Contribution Agreement, dated as of July 22, 1999, with Bacharach Holdings, Inc., Bacharach, Inc., Exidyne Instrumentation Technologies LLC, Paul M. Zito, Paul
M. Zito, Jr. and Elizabeth A. Zito-Cuda (together with all schedules, annexes and exhibits thereto and related documents referenced therein, the "Contribution Agreement");

          WHEREAS, Borrower has requested that: (a) Agent and Lenders consent to Borrower entering into the Contribution Agreement and the joint venture and other transactions contemplated under the Contribution Agreement (the "Bacharach Joint Venture"); (b) Agent and Lenders waive the provisions of Sections 1.3, 5.11, 5.12, 6.1, 6.2, 6.5, 6.6, 6.7, 6.8 and 6.14 of the Credit
Agreement that would otherwise prohibit the Bacharach Joint Venture; and (c) amend certain provisions of the Credit Agreement to facilitate the Bacharach Joint Venture; and

          WHEREAS, Agent and Lenders party hereto are willing to grant such consent and waivers and amend certain provisions of the Credit Agreement, subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

          SECTION 1. CONSENT AND WAIVER. Subject to the satisfaction of each of the conditions set forth in Section 7 hereof, Agent and each Lender party hereto hereby (a) consents, pursuant to Section 11.1 of the Credit Agreement, to the Bacharach Joint Venture; and (b) waives the provisions of Sections 1.3, 5.11, 5.12, 6.1, 6.2, 6.5, 6.6, 6.7, 6.8 and 6.14 of the Credit
Agreement to the extent, but only to the extent, such provisions would prohibit the

Bacharach Joint Venture.

          SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

          (a) AMENDMENT TO SECTION 6.3 OF CREDIT AGREEMENT. Section 6.3 of the Credit Agreement is amended by inserting the following sentence at the end thereof:

     "Borrower shall not permit Scott Bacharach, LLC to create, incur, assume or permit any Indebtedness in excess of $5,000,000 during the term of this Agreement."

          (b)  AMENDMENTS TO SECTION 6.4 OF CREDIT AGREEMENT.  (i) Section
6.4 of the Credit Agreement is amended by deleting clause (v) of subsection
(a) thereof in its entirety and substituting in lieu thereof the following:

     "(v) extend loans to Scott Bacharach, LLC in an aggregate principal amount not to exceed $5,000,000 during the term of this Agreement and to other Joint Venture Subsidiaries to the extent permitted by SECTION 6.2(vii);"

          (ii) Section 6.4 of the Credit Agreement is further amended by inserting immediately preceding the phrase "Subsidiaries of Borrower" in clause (vi) of subsection (a) thereof the phrase "Scott Bacharach, LLC or".

          SECTION 3. AMENDMENTS TO ANNEX A TO CREDIT AGREEMENT. Annex A to the Credit Agreement is hereby amended as follows:

          (a) AMENDMENT TO DEFINITION OF "EBITDA". The definition of the term "EBITDA" is amended by inserting immediately before the period at the end thereof the following:

     "; and PROVIDED, FURTHER, that the calculation of EBITDA shall not in any event include any Net Income, Interest Expense, tax expense, amortization expense, depreciation expense, extraordinary gains and losses and other non-cash expenses in respect of the foregoing to the extent included in the determination of Net Income of any minority interest in any Joint Venture Subsidiary"

          (b) AMENDMENT TO DEFINITION OF "INTEREST EXPENSE". The definition of the term "Interest Expense" is amended by deleting the phrase "and its Subsidiaries" therein and substituting in lieu thereof the phrase ", its Subsidiaries and its Joint Venture Subsidiaries (if required to be consolidated with Borrower in accordance with GAAP)".

          (c) AMENDMENT TO DEFINITION OF "NET INCOME". The definition of the term "Net Income" is amended by deleting the phrase "and its Subsidiaries" therein and substituting in lieu thereof the phrase ", its Subsidiaries and its Joint Venture Subsidiaries (if required to be consolidated with Borrower in accordance with GAAP)".

          SECTION 4.  AMENDMENT TO SCHEDULE 3.9 TO CREDIT AGREEMENT.
Schedule 3.9 to the Credit Agreement is hereby amended by inserting "Scott Bacharach, LLC" therein as an Unrestricted Subsidiary and a Joint Venture Subsidiary.

          SECTION 5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders as follows:

          (a) All of the representations and warranties of Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on the date hereof as though made on such date, except to the extent that any such representation or warranty expressly relates to an earlier date, for changes permitted or contemplated by the Credit Agreement or as otherwise disclosed in writing to Agent and Lenders. No Default or Event of Default has occurred and is continuing or would result from the transactions contemplated hereby.

          (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

          (c) This Amendment has been duly executed and delivered by Borrower and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          SECTION 6. EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of this Amendment, each reference in any Loan Document to "this Agreement", "hereunder", "herein", or words of like import, and each reference in any other Loan Document to such Loan Document, shall mean and be a reference to such Loan Document as amended hereby.

          (b) Except as certain provisions are specifically amended or waived herein, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a modification of any right, power, or remedy of the Agent or the Lenders under any of the Loan Documents, nor constitute a modification of any provision of any of the Loan Documents.

          SECTION 7. EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above, provided that each of the following conditions has been satisfied on the date hereof, including the delivery to Agent of each of the documents set forth below in form and substance satisfactory to Agent:

          (a) Counterparts of this Amendment duly executed by Borrower, the Required Lenders and Agent;

          (b)  A copy of the fully and duly executed Contribution Agreement;

          (c) Pursuant to the definition of "Joint Venture Subsidiary" in the Credit Agreement, a certificate of a Responsible Officer of Borrower certifying the designation of the newly formed Subsidiary (after giving effect to the Bacharach Joint Venture) as a Joint Venture Subsidiary; and

          (d) All of the representations and warranties of Borrower contained in Section 5 hereof shall be true and correct and certified by a certificate of an officer of Borrower.

          SECTION 8. EXPENSES. Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Agent with respect thereto.

          SECTION 9. GOVERNING LAW. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof.

          SECTION 10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                         SCOTT TECHNOLOGIES, INC.



                         By:       /s/
                            -------------------------------------------
                         Name:  Mark A. Kirk
                         Title:  Senior VP & Chief Financial Officer



                         GENERAL ELECTRIC CAPITAL   CORPORATION, as Agent and
                         Lender



                         By:       /s/
                            -------------------------------------------
                         Name: Charles D. Chiodo
                         Title: Duly Authorized Signatory




                         BANK OF AMERICA, N.A. (formerly NationsBank, N.A.), as Lender



                         By:       /s/
                            -------------------------------------------
                         Name: Lisa S. Donoghue
                         Title: Managing Director


                         NBD BANK, as Lender



                         By:       /s/
                            -------------------------------------------
                         Name: William J. Maxbauer
                         Title: First Vice President

                         ABN AMRO BANK, N.V., as Lender



                         By:       /s/
                            -------------------------------------------
                         Name: Christopher S. Helmeci / Patrick M. Pasto
                         Title:        Vice President  /   Vice President



                         NATIONAL CITY BANK, as Lender



                         By:       /s/
                            -------------------------------------------
                         Name: Matthew P. Tuohey
                         Title: Vice President



                         THE HUNTINGTON NATIONAL BANK, as Lender



                         By:       /s/
                            -------------------------------------------
                         Name: John R. Macks
                         Title: Portfolio Manager



                         PNC BANK, NATIONAL ASSOCIATION, as Lender



                         By:       /s/
                            -------------------------------------------
                         Name: Bryon A. Pike
                         Title: Vice President

                         AMSOUTH BANK, as Lender



                         By:       /s/
                            -------------------------------------------
                         Name: Frank D. Marsicano
                         Title: Attorney in Fact




                         THE PROVIDENT BANK, as Lender



                         By:       /s/
                            -------------------------------------------
                         Name: Christopher B. Gribble
                         Title: Vice President



                         STAR BANK, N.A., as Lender



                         By:       /s/
                            -------------------------------------------
                         Name: W. Gregory Schmid
                         Title: Vice President